UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2013

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
Delaware    001-35257    27-0855785

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1614 15th Street, Suite 300 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (720) 457-6060

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
In the second quarter of 2013, the board of directors of American Midstream Partners GP, LLC (the "General Partner") authorized the management of American Midstream Partners, LP (the "Partnership") to commit to a plan to sell certain non-strategic gathering and processing assets. As a result of the planned divestiture of these non-strategic midstream assets, the Partnership classifies the results of operations of these disposal groups as discontinued operations.
Accordingly, we have recast certain information within our Quarterly Report on Form 10-Q for the three months ended March 31, 2013 (the "Previously Filed Quarterly Report") to reflect this change in classification for the disposal groups to discontinued operations for all periods presented in the following sections:

•	Part I, Item 1. Financial Statements and

•	Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

As this Current Report on Form 8-K is being filed only for purpose described above, and only affects the Items specified above, the other information in the Previously Filed Quarterly Report remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Previously Filed Quarterly Report except for within the Items noted above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Previously Filed Quarterly Report or modify or update any related disclosures. Information within the Previously Filed Quarterly Report not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the Previously Filed Quarterly Report. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Previously Filed Quarterly Report. In addition, on September 16, 2013, the Partnership filed a separate Current Report on Form 8-K for the purpose of recasting certain information to reflect the change in classification of the disposal groups to discontinued operations for all periods presented within certain sections of the Partnership's Annual Report on Form 10-K for the year ended December 31, 2012.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. See “Exhibits Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP By: American Midstream GP, LLC, its General Partner
Date: October 1, 2013	By: /s/ Daniel C. Campbell Name: Daniel C. Campbell Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number        Description

99.1	Updated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations of our Quarterly Report on Form 10-Q for the three months ended March 31, 2013

101.INS	XBRL Instance Document

101.SCH	XBRL Schema Document

101.CAL	XBRL Calculation Linkbase Document

101.DEF	XBRL Definition Linkbase Document

101.LAB	XBRL Label Linkbase Document

101.PRE	XBRL Presentation Linkbase Document

Attached as Exhibit 101 to this report are documents formatted in XBRL (Extensible Business Reporting Language). Users of this data are advised pursuant to Rule 406T of Regulations S-T that the interactive data filed is deemed not filed or part of this registration statement for purposes of Section 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise not subject to liability under these sections. The financial information contained in the XBRL-related documents is "unaudited" or "unreviewed."